                                                                   Exhibit 10.2B

                                                                    ((Grant_No))

                                  ALTIRIS, INC.
                         NOTICE OF GRANT OF STOCK OPTION
                         -------------------------------

         Notice is hereby given of the following option grant (the "Option") to purchase shares of the Common Stock of ALTIRIS, INC. (the "Corporation"):

         Optionee: ((First))((Last))
         --------

         Grant Date: ((Grant_Date))
         ----------

         Vesting Commencement Date: ((VCD))
         -------------------------

         Exercise Price:  $((Price)) per share
         --------------

         Number of Option Shares:  ((Shares)) shares of Common Stock
         -----------------------

         Expiration Date: ((Expiration)), or upon earlier termination of the
         ---------------
Option.

         Type of Option:  Non-Statutory Stock Option
         --------------

         Date Exercisable: The date on which the Option Shares are vested.
         ----------------

         Vesting Schedule: Optionee shall acquire a vested interest with respect
         ----------------
to 25% of the Option Shares on each annual anniversary of the Vesting Commencement Date. In no event shall any additional Option Shares vest after Optionee's cessation of Service.

         Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the ALTIRIS, INC. 1998 STOCK OPTION PLAN (the "Plan"). Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit A. Optionee understands that any Option Shares purchased under the Option will be subject to the terms set forth in the Stock Purchase Agreement attached hereto as Exhibit B.

         Optionee hereby acknowledges receipt of a copy of the Plan in the form attached hereto as Exhibit D.

         REPURCHASE RIGHTS. OPTIONEE HEREBY AGREES THAT ALL OPTION SHARES
         ------------------
ACQUIRED UPON THE EXERCISE OF THE OPTION SHALL BE SUBJECT TO CERTAIN REPURCHASE RIGHTS AND RIGHTS OF FIRST REFUSAL EXERCISABLE BY THE CORPORATION AND ITS ASSIGNS. THE TERMS OF SUCH RIGHTS ARE SPECIFIED IN THE ATTACHED STOCK PURCHASE AGREEMENT.

         No Employment or Service Contract. Nothing in this Notice or in the
         ----------------------------------
Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent, Subsidiary or Affiliate employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason, with or without cause.

         Definitions.  All capitalized terms in this Notice shall have the
         -----------
meaning assigned to them in this Notice or in the attached Stock Option
Agreement.


                                  ALTIRIS, INC.

                                  By:___________________________________________

                                  Title:________________________________________


                                  OPTIONEE

                                  ______________________________________________
                                  ((First))((Last))

                                  Address:
                                            ((Address))


ATTACHMENTS
-----------

Exhibit A - Stock Option Agreement
Exhibit B - Stock Purchase Agreement
Exhibit C - Investment Representation Statement
Exhibit D - 1998 Stock Option Plan

                                    EXHIBIT A
                                    ---------

                             STOCK OPTION AGREEMENT
                             ----------------------

                                  ALTIRIS, INC.

                             STOCK OPTION AGREEMENT
                             ----------------------

                                    RECITALS
                                    --------

         The Board has adopted the Plan for the purpose of retaining the services of selected Employees, non-employee members of the Board or the board of directors of any Parent, Subsidiary or Affiliate and consultants who provide services to the Corporation (or any Parent, Subsidiary or Affiliate).

         A. Optionee is to render valuable services to the Corporation (or a Parent, Subsidiary or Affiliate), and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Corporation's grant of an option to Optionee.

         B. All capitalized terms in this Agreement shall have the meaning assigned to them in the attached Appendix or the Plan.

         NOW, THEREFORE, it is hereby agreed as follows:

         1. Grant of Option. The Corporation hereby grants to Optionee, as of
            ---------------
the Grant Date, an option to purchase up to the number of Option Shares specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the option term specified in Paragraph 2 at the Exercise Price.

         2. Option Term.  This option shall have a term of ten (10) years
            -----------
measured from the Grant Date and shall accordingly expire at the close of business on the Expiration Date, unless sooner terminated in accordance with Paragraph 5 or 6.

         3. Limited Transferability. This option shall be neither transferable
            -----------------------
nor assignable by Optionee other than by will or by the laws of descent and distribution following Optionee's death and may be exercised, during Optionee's lifetime, only by Optionee. Notwithstanding the foregoing, this option may be assigned in accordance with the terms of a Qualified Domestic Relations Order. If so assigned, the assigned option shall be exercisable only by the person or persons who acquire a proprietary interest in the option pursuant to such Qualified Domestic Relations Order. The terms applicable to the assigned option (or portion thereof) shall be the same as those in effect for this option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

         4. Dates of Exercise. This option shall become exercisable for the
            -----------------
Option Shares in one or more installments as specified in the Grant Notice. As the option becomes exercisable for such installments, those installments shall accumulate and the option shall remain exercisable for the accumulated installments until the Expiration Date or sooner termination of the option term under Paragraph 5 or 6.

         5. Cessation of Service.  The option term specified in Paragraph 2
            --------------------
shall terminate (and this option shall cease to be outstanding) prior to the Expiration Date should any of the following provisions become applicable:

            (a) Should Optionee cease to remain in Service for any reason (other than Cause, Disability or death) while this option is outstanding, then Optionee shall have the right to exercise this option for a period of three (3) months following the date of such cessation of Service.

            (b) Should Optionee cease to remain in Service for Cause, then this option shall terminate on the date of such cessation of Service.

            (c) Should Optionee die while this option is outstanding, then the personal representative of Optionee's estate or the person or persons to whom the option is transferred pursuant to Optionee's will or in accordance with the laws of descent and distribution shall have the right to exercise this option for a period of twelve (12) months following the date of Optionee's death.

            (d) Should Optionee cease Service by reason of Disability while this option is outstanding, then Optionee shall have the right to exercise this option for a period of twelve (12) months following the date of such cessation of Service.

            (e) During the limited period of post-Service exercisability, this option may not be exercised in the aggregate for more than the number of vested Option Shares for which the option is exercisable at the time of Optionee's cessation of Service. This option shall terminate and cease to be outstanding for any vested shares for which this option has not been exercised upon the earlier of the following: (i) expiration of the applicable post-Service exercise period, (ii) upon the termination of the option as a result of a Corporate Transaction, or (iii) upon the expiration of the option term. To the extent Optionee is not vested in the Option Shares at the time of Optionee's cessation of Service, this option shall immediately terminate and cease to be outstanding with respect to those shares. Notwithstanding anything to the contrary contained in this Agreement, in no event shall this option be exercisable at any time after the Expiration Date.

         6. Special Termination of Option.
            -----------------------------

            (a) In the event of a Corporate Transaction, this Option shall be assumed or an equivalent option or right substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event the successor corporation refuses to assume or substitute for this Option, the Plan Administrator shall notify the Optionee in writing or electronically that the Option shall be exercisable as to all of the vested Option Shares as of the date of such notice plus all Option Shares that would have otherwise vested within one (1) year after the date of the notice as if the Optionee had continued to remain in Service during such time. The vesting and exercise of Option Shares that are not vested as of the date of notice are contingent upon the closing of the Corporate Transaction. If this Option becomes exercisable in lieu of assumption or substitution in the event of a Corporate Transaction, the exercisable portion of this Option (as described above) shall be exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the Corporate Transaction, the Option confers the right to purchase or receive, for each Option Share immediately prior to the Corporate Transaction, the consideration (whether stock, cash, or other securities or property) received in the Corporate Transaction by holders of common stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the Corporate Transaction is not solely common stock of the successor corporation or its parent, the Plan Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Option Share to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of common stock in the Corporate Transaction.

            (b) If this option is assumed in connection with a Corporate Transaction, then this option shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction, and appropriate adjustments shall also be made to the Exercise Price, provided the aggregate Exercise Price shall remain the same.
       --------

            (c) This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure assets.

         7. Adjustment in Option Shares. Should any change be made to the Common
            ---------------------------
Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the total number and/or class of securities subject to this option and (ii) the Exercise Price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

         8. Shareholder Rights.  The holder of this option shall not have any
            ------------------
shareholder rights with respect to the Option Shares until such person shall have exercised the option, paid the Exercise Price and become a holder of record of the purchased shares.

         9.  Manner of Exercising Option.
             ---------------------------

             (a) In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, Optionee (or any other person or persons exercising the option) must take the following actions:

                 (i) Execute and deliver to the Corporation a Purchase Agreement for the Option Shares for which the option is exercised.

                 (ii) Pay the aggregate Exercise Price for the purchased shares in cash or check made payable to the Corporation.

                 (iii) Furnish to the Corporation appropriate documentation that the person or persons exercising the option (if other than Optionee) have the right to exercise this option.

                 (iv) Execute and deliver to the Corporation such written representations as may be requested by the Corporation in order for it to comply with the applicable requirements of Federal and state securities laws.

                 (v) Make appropriate arrangements with the Corporation (or Parent, Subsidiary or Affiliate employing or retaining Optionee) for the satisfaction of all Federal, state and local income and employment tax withholding requirements applicable to the option exercise.

             (b) As soon as practical after the Exercise Date, the Corporation shall issue to or on behalf of Optionee (or any other person or persons exercising this option) a certificate for the purchased Option Shares, with the appropriate legends affixed thereto.

             (c) In no event may this option be exercised for any fractional shares.

         10. REPURCHASE RIGHTS.  ALL OPTION SHARES ACQUIRED UPON THE EXERCISE OF
             -----------------
THIS OPTION SHALL BE SUBJECT TO CERTAIN RIGHTS OF THE CORPORATION AND ITS ASSIGNS TO REPURCHASE THOSE SHARES IN ACCORDANCE WITH THE TERMS SPECIFIED IN THE PURCHASE AGREEMENT.

         11. Compliance with Laws and Regulations.
             ------------------------------------

             (a) The exercise of this option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Corporation and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or the Nasdaq National Market if applicable) on which the Common Stock may be listed for trading at the time of such exercise and issuance.

             (b) The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Corporation, however, shall use its best efforts to obtain all such approvals.

         12. Successors and Assigns. Except to the extent otherwise provided in
             ----------------------
Paragraphs 3 and 6, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and Optionee, Optionee's assigns and the legal representatives, heirs and legatees of Optionee's estate.

         13. Notices.  Any notice required to be given or delivered to the
             -------
Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation at its Principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on the Grant Notice. All notices shall be deemed effective upon personal delivery or upon deposit in the
U. S. mail, postage prepaid and properly addressed to the party to be notified.

         14. Construction. This Agreement and the option evidenced hereby are
             ------------
made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. All decisions of the Plan Administrator with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this option.

         15. Governing Law.  The interpretation, performance and enforcement of
             -------------
this Agreement shall be governed by the laws of the State of Utah without resort to that State's conflict-of-laws rules.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year as dated herein.

Dated:((Grant_Date))


                                       ALTIRIS, INC.

                                       By:______________________________________

                                       Title:___________________________________


                                       OPTIONEE

                                       _________________________________________
                                       ((First))((Last))

                                       Address:((Address))

                                    APPENDIX
                                    --------

         The following definitions shall be in effect under the Agreement:

         A.  Affiliate shall mean Keylabs, Inc. so long as fifty percent (50%)
             ---------
or more of the total combined voting power of all classes of stock in such corporation is owned by NFT Ventures, Inc.

         B.  Agreement shall mean this Stock Option Agreement.
             ---------

         C.  Board shall mean the Corporation's Board of Directors.
             -----

         D.  Cause shall mean any of the following: (i) Optionee's material
             -----
breach of any employee, confidentiality, or other employment related agreement with the Corporation, (ii) Optionee's violation of the Corporation's policies or procedures set forth in the Corporation's Policies and Procedure Manual, as amended from time to time, or (iii) Optionee's conviction of or entrance of a plea of nolo contendere to a felony or to any other crime punishable by incarceration.

         E.  Code shall mean the Internal Revenue Code of 1986, as amended.
             ----

         F.  Committee shall mean a committee of two (2) or more Board members
             ---------
appointed by the Board to exercise one or more administrative functions under the Plan.

         G.  Common Stock shall mean the Corporation's common stock.
             ------------

         H.  Corporate Transaction shall mean either of the following
             ---------------------
shareholder-approved transactions to which the Corporation is a party:

             (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

             (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets, or the complete liquidation or dissolution of the Corporation.

         I.  Corporation shall mean Altiris, Inc., a Utah corporation.
             -----------

         J.  Disability shall mean the inability of Optionee to engage in the
             ----------
performance of his duties as an Employee for a period exceeding three (3) months by reason of any medically determinable physical or mental impairment and shall be determined by the Plan Administrator on the basis of such medical evidence as the Plan Administrator deems warranted under the circumstances

         K.  Domestic Relations Order shall mean any judgment, decree or order
             ------------------------
(including approval of a property settlement agreement) which provides or otherwise conveys, pursuant to applicable State domestic relations laws (including community property laws), marital property rights to any spouse or former spouse of Optionee.

         L.  Employee shall mean an individual who is in the employ of the
             --------
Corporation (or any Parent, Subsidiary or Affiliate), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

         M.  Exercise Date shall mean the date on which the option shall have
             -------------
been exercised in accordance with Paragraph 9 of the Agreement.

         N.  Exercise Price shall mean the exercise price per share as specified
             --------------
in the Grant Notice.

         O.  Expiration Date shall mean the date on which the option expires as
             ---------------
specified in the Grant Notice.

         P.  Fair Market Value per share of Common Stock on any relevant date
             -----------------
shall be determined in accordance with the following provisions:

             (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as the price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

             (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

             (iii) If the Common Stock is at the time neither listed on any Stock Exchange nor traded on the Nasdaq National Market, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

         Q.  Grant Date shall mean the date of grant of the option as specified
             ----------
in the Grant Notice.

         R.  Grant Notice shall mean the Notice of Grant of Stock Option
             ------------
accompanying the Agreement, pursuant to which Optionee has been informed of the basic terms of the option evidenced hereby.

         S.  1934 Act shall mean the Securities Exchange Act of 1934, as
             --------
amended.

         T.  Non-Statutory Option shall mean an option not intended to satisfy
             --------------------
the requirements of Code Section 422.

         U.  Option Shares shall mean the number of shares of Common Stock
             -------------
subject to the option.

         V.  Optionee shall mean the person to whom the option is granted as
             --------
specified in the Grant Notice.

         W.  Parent shall mean any corporation (other than the Corporation) in
             ------
an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         X.  Plan shall mean the Corporation's 1998 Stock Option Plan.
             ----

         Y.  Plan Administrator shall mean either the Board or a committee of
             ------------------
Board members, to the extent the committee is at the time responsible for the administration of the Plan.

         Z.  Purchase Agreement shall mean the stock purchase agreement in
             ------------------
substantially the form of Exhibit B to the Grant Notice.

         AA. Qualified Domestic Relations Order shall mean a Domestic Relations
             ----------------------------------
Order which substantially complies with the requirements of Code Section 414(p). The Plan Administrator shall have the sole discretion to determine whether a Domestic Relations Order is a Qualified Domestic Relations Order.

         BB.  Service shall mean the provision of services to the Corporation
              -------
(or any Parent, Subsidiary or Affiliate) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant.

         CC.  Stock Exchange shall mean the American Stock Exchange or the New
              --------------
York Stock Exchange.

         DD.  Subsidiary shall mean any corporation (other than the Corporation)
              ----------
in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                                    EXHIBIT B
                                    ---------

                            STOCK PURCHASE AGREEMENT
                            ------------------------

                                  ALTIRIS, INC.

                            STOCK PURCHASE AGREEMENT
                            ------------------------

         AGREEMENT made as of this ____ day of ___________ 20__, by and among ALTIRIS, INC., a Utah corporation, ((First)) ((Last)), Optionee under the Corporation's 1998 Stock Option Plan, and _________________, Optionee's spouse.

         All capitalized terms in this Agreement shall have the meaning assigned to them in this Agreement or in the attached Appendix.

         A.   EXERCISE OF OPTION
              ------------------

              1.  Exercise. Optionee hereby purchases ______________ shares of
                  --------
Common Stock (the "Purchased Shares") pursuant to that certain option (the "Option") granted Optionee on ((Grant_Date)) (the "Grant Date") to purchase up to ((Shares)) shares of Common Stock under the Plan at the exercise price of $((Price)) per share (the "Exercise Price").

              2.  Payment.  Concurrently with the delivery of this Agreement to
                  -------
the Corporation, Optionee shall pay the Exercise Price for the Purchased Shares in accordance with the provisions of the Option Agreement and shall deliver whatever additional documents may be required by the Option Agreement as a condition for exercise.

              3.  Shareholder Rights. Until such time as the Corporation
                  ------------------
exercises the First Refusal Right, Repurchase Right or the Special Purchase Right, Optionee (or any successor in interest) shall have all the rights of a shareholder (including voting, dividend and liquidation rights) with respect to the Purchased Shares, subject, however, to the transfer restrictions of Articles B and C.

         B.   SECURITIES LAW COMPLIANCE
              -------------------------

              1.  Restricted Securities. The Purchased Shares have not been
                  ---------------------
registered under the 1933 Act and are being issued to Optionee in reliance upon the exemption from such registration provided by SEC Rule 701 for stock issuances under compensatory benefit plans such as the Plan. Optionee hereby confirms that Optionee has been informed that the Purchased Shares are restricted securities under the 1933 Act and may not be resold or transferred unless the Purchased Shares are first registered under the Federal securities laws or unless an exemption from such registration is available. Accordingly, Optionee hereby acknowledges that Optionee is prepared to hold the Purchased Shares for an indefinite period and that Optionee is aware that SEC Rule 144 issued under the 1933 Act which exempts certain re-sales of unrestricted securities is not presently available to exempt the resale of the Purchased Shares from the registration requirements of the 1933 Act.

              2.  Restrictions on Disposition of Purchased Shares.  Optionee
                  -----------------------------------------------
shall make no disposition of the Purchased Shares (other than a Permitted Transfer) unless and until there is compliance with all of the following requirements:

                  (a) Optionee shall have provided the Corporation with a written summary of the terms and conditions of the proposed disposition.

                  (b) Optionee shall have complied with all requirements of this Agreement applicable to the disposition of the Purchased Shares.

                  (c) Optionee shall have provided the Corporation with written assurances, in form and substance satisfactory to the Corporation, that (a) the proposed disposition does not require registration of the Purchased Shares under the 1933 Act or (b) all appropriate action necessary for compliance with the registration requirements of the 1933 Act or any exemption from registration available under the 1933 Act (including Rule 144) has been taken.

         The Corporation shall not be required (i) to transfer on its books any Purchased Shares which have been sold or transferred in violation of the provisions of this Agreement or (ii) to treat as the owner of the Purchased Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom the Purchased Shares have been transferred in contravention of this Agreement.

              3.  Restrictive Legends.  The stock certificates for the Purchased
                  -------------------
Shares shall be endorsed with one or more of the following restrictive legends:

                  (a) "The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares may not be sold or offered for sale in the absence of (a) an effective registration statement for the shares under such Act, (b) a `no action' letter of the Securities and Exchange Commission with respect to such sale or offer or (c) satisfactory assurances to the Corporation that registration under such Act is not required with respect to such sale or offer."

                  (b) "The shares represented by this certificate are subject to certain repurchase rights and rights of first refusal granted to the Corporation and accordingly may not be sold, assigned, transferred, encumbered, or in any manner disposed of except in conformity with the terms of a written agreement dated ((Grant_Date)) between the Corporation and the registered holder of the shares (or the predecessor in interest to the shares). A copy of such agreement is maintained at the Corporation's principal corporate offices."

         C.   TRANSFER RESTRICTIONS
              ---------------------

              1.  Restriction on Transfer.  Except for any Permitted Transfer,
                  -----------------------
Optionee shall not transfer, assign, encumber or otherwise dispose of any of the Purchased Shares in contravention of the First Refusal Right, the Market Stand-Off, the Repurchase Right or the Special Purchase Right.

              2. Transferee Obligations. Each person (other than the
                 ----------------------
Corporation) to whom the Purchased Shares are transferred by means of a Permitted Transfer must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Corporation that such person is bound by the provisions of this Agreement and that the transferred shares are subject to
(i) the Special Purchase Right, (ii) the First Refusal Right and (iii) the Repurchase Right, and (iv) the Market Stand-Off, to the same extent such shares would be so subject if retained by Optionee.

              3.  Market Stand-Off.
                  ----------------

                  (a) In connection with any underwritten public offering by the Corporation of its equity securities pursuant to an effective registration statement filed under the 1933 Act, including the Corporation's initial public offering, Owner shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any Purchased Shares without the prior written consent of the Corporation or its underwriters. Such restriction (the "Market Stand-Off") shall be in effect for such period of time from and after the effective date of the final prospectus for the offering as may be requested by the Corporation or such underwriters. In no event, however, shall such period exceed one hundred eighty
(180) days and the Market Stand-Off shall in all events terminate two (2) years after the effective date of the Corporation's initial public offering.

                  (b) Owner shall be subject to the Market Stand-Off provided and only if the officers and directors of the Corporation are also
-----------------
subject to similar restrictions.

                  (c) Any new, substituted or additional securities which are by reason of any Recapitalization or Reorganization distributed with respect to the Purchased Shares shall be immediately subject to the Market Stand-Off, to the same extent the Purchased Shares are at such time covered by such provisions.

                  (d) In order to enforce the Market Stand-Off, the Corporation may impose stop-transfer instructions with respect to the Purchased Shares until the end of the applicable stand-off period.

         D.   FIRST REFUSAL RIGHT
              -------------------

              1.  Grant. The Corporation is hereby granted the right of first
                  -----
refusal (the "First Refusal Right"), exercisable in connection with any proposed transfer of the Purchased Shares in which Optionee has vested in accordance with the Vesting Schedule. For purposes of this Article D, the term "transfer" shall include any sale, assignment, pledge, encumbrance or other disposition of the Purchased Shares intended to be made by Owner, but shall not include any Permitted Transfer.

              2.  Notice of Intended Disposition. In the event any Owner of
                  ------------------------------
Purchased Shares in which Optionee has vested desires to accept a bona fide third-party offer for the transfer of any or all of such shares (the Purchased Shares subject to such offer to be hereinafter referred to as the "Target Shares"), Owner shall promptly (i) deliver to the Corporation written notice (the "Disposition Notice") of the terms of the offer, including the purchase price and the identity of the third-party offeror, and (ii) provide satisfactory proof that the disposition of the Target Shares to such third-party offeror would not be in contravention of the provisions set forth in Articles B and C.

              3.  Exercise of the First Refusal Right. The Corporation shall,
                  -----------------------------------
for a period of twenty-five (25) days following receipt of the Disposition Notice, have the right to repurchase any or all of the Target Shares subject to the Disposition Notice upon the same terms as those specified therein or upon such other terms (not materially different from those specified in the Disposition Notice) to which Owner consents. Such right shall be exercisable by delivery of written notice (the "Exercise Notice") to Owner prior to the expiration of the twenty-five (25)-day exercise period. If such right is exercised with respect to all the Target Shares, then the Corporation shall effect the repurchase of such shares, including payment of the purchase price, not more than five (5) business days after delivery of the Exercise Notice; and at such time the certificates representing the Target Shares shall be delivered to the Corporation.

              Should the purchase price specified in the Disposition Notice be payable in property other than cash or evidences of indebtedness, the Corporation shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property. If Owner and the Corporation cannot agree on such cash value within ten (10) days after the Corporation's receipt of the Disposition Notice, the valuation shall be made by an appraiser of recognized standing selected by Owner and the Corporation or, if they cannot agree on an appraiser within twenty (20) days after the Corporation's receipt of the Disposition Notice, each shall select an appraiser of recognized standing and the two (2) appraisers shall designate a third appraiser of recognized standing, whose appraisal shall be determinative of such value. The cost of such appraisal shall be shared equally by Owner and the Corporation. The closing shall then be held on the later of (i) the fifth (5th) business day following delivery of the Exercise Notice or (ii) the fifth (5th) business day after such valuation shall have been made.

              4.  Non-Exercise of the First Refusal Right. In the event the
                  ---------------------------------------
Exercise Notice is not given to Owner prior to the expiration of the twenty-five
(25)-day exercise period, Owner shall have a period of thirty (30) days thereafter in which to sell or otherwise dispose of the Target Shares to the third-party offeror identified in the Disposition Notice upon terms (including the purchase price) no more favorable to such third-party offeror than those specified in the Disposition Notice; provided, however, that any such sale or
                                     --------
disposition must not be effected in contravention of the provisions of Articles B and C. The Target Shares acquired by the third-party offeror shall remain subject to the provisions of Articles B, C, D, E and F including the First Refusal Right, the Market Stand-Off, the Repurchase Right and the Special Purchase Right. In the event Owner does not effect such sale or disposition of the Target Shares within the specified thirty (30)-day period, the First Refusal Right shall continue to be applicable to any subsequent disposition of the Target Shares by Owner until such right lapses.

              5.  Partial Exercise of the First Refusal Right. In the event
                  -------------------------------------------
the Corporation makes a timely exercise of the First Refusal Right with respect to a portion, but not all, of the Target Shares specified in the Disposition Notice, Owner shall have the option, exercisable by written notice to the Corporation delivered within five (5) business days after Owner's receipt of the Exercise Notice, to effect the sale of the Target Shares pursuant to either of the following alternatives:

                  (a) sale or other disposition of all the Target Shares to the third party offeror identified in the Disposition Notice, but in full compliance with the requirements of Paragraph D.4, as if the Corporation did not exercise the First Refusal Right; or

                  (b) sale to the Corporation of the portion of the Target Shares which the Corporation has elected to purchase, such sale to be effected in substantial conformity with the provisions of Paragraph D.3. The First Refusal Right shall continue to be applicable to any subsequent disposition of the remaining Target Shares until such right lapses.

              Failure of Owner to deliver timely notification to the Corporation shall be deemed to be an election by Owner to sell the Target Shares pursuant to alternative (a) above.

              6.  Recapitalization/Reorganization.
                  -------------------------------

                  (a) Any new, substituted or additional securities or other property which is by reason of any Recapitalization distributed with respect to the Purchased Shares shall be immediately subject to the First Refusal Right, but only to the extent the Purchased Shares are at the time covered by such right.

                  (b) In the event of a Reorganization, the First Refusal Right shall remain in full force and effect and shall apply to the new capital stock or other property received in exchange for the Purchased Shares in consummation of the Reorganization, but only to the extent the Purchased Shares are at the time covered by such right.

              7.  Lapse. The First Refusal Right shall lapse upon the earliest
                  -----                                               --------
to occur of (i) the first date on which shares of the Common Stock are held of record by more than five hundred (500) persons, (ii) a determination is made by the Board that a public market exists for the outstanding shares of Common Stock or (iii) a firm commitment underwritten public offering, pursuant to an effective registration statement under the 1933 Act, covering the offer and sale of the Common Stock in the aggregate amount of at least ten million dollars ($10,000,000). However, the Market Stand-Off shall continue to remain in full force and effect following the lapse of the First Refusal Right.

         E.   MARITAL DISSOLUTION OR LEGAL SEPARATION
              ---------------------------------------

              1.  Grant. In connection with the dissolution of Optionee's
                  -----
marriage or the legal separation of Optionee and Optionee's spouse, the Corporation shall have the right (the "Special Purchase Right") to purchase from Optionee's spouse, in accordance with the provisions of Paragraph E.3, all or any portion of the Purchased Shares which would otherwise be awarded to such spouse in settlement of any community property or other marital property rights such spouse may have in such shares.

              2.  Notice of Decree or Agreement. Optionee shall promptly
                  -----------------------------
provide the Corporation with written notice (the "Dissolution Notice") of (i) the entry of any judicial decree or order resolving the property rights of Optionee and Optionee's spouse in connection with their marital dissolution or legal separation or (ii) the execution of any contract or agreement relating to the distribution or division of such property rights. The Dissolution Notice shall be accompanied by a copy of the actual decree or order of dissolution or contract or agreement between Optionee and Optionee's spouse which provides for the award to the spouse of one or more Purchased Shares in settlement of any community property or other marital property rights such spouse may have in such shares.

              3.  Exercise of the Special Purchase Right. The Special
                  --------------------------------------
Purchase Right shall be exercisable by delivery of written notice (the "Purchase Notice") to Optionee and Optionee's spouse within thirty (30) days after the Corporation's receipt of the Dissolution Notice. The Purchase Notice shall indicate the number of shares to be purchased by the Corporation, the date such purchase is to be effected (such date to be not less than five (5) business days, nor more than ten (10) business days, after the date of the Purchase Notice) and the Fair Market Value to be paid for such Purchased Shares. Optionee (or Optionee's spouse, to the extent such spouse has physical possession of the Purchased Shares) shall, prior to the close of business on the date specified for the purchase, deliver to the Corporation the certificates representing the shares to be purchased. The Corporation shall, concurrently with the receipt of the stock certificates, pay to Optionee's spouse (in cash or cash equivalents) an amount equal to the Fair Market Value specified for such shares in the Purchase Notice.

         If Optionee's spouse does not agree with the Fair Market Value specified for the shares in the Purchase Notice, then the spouse shall promptly notify the Corporation in writing of such disagreement and the fair market value of such shares shall thereupon be determined by an appraiser of recognized standing selected by the Corporation and the spouse.

If they cannot agree on an appraiser within twenty (20) days after the date of the Purchase Notice, each shall select an appraiser of recognized standing, and the two (2) appraisers shall designate a third appraiser of recognized standing whose appraisal shall be determinative of such value. The cost of the appraisal shall be shared equally by the Corporation and Optionee's spouse. The closing shall then be held on the fifth (5th) business day following the completion of such appraisal; provided, however, that if the appraised value is more than
                --------
twenty-five percent (25 %) greater than the Fair Market Value specified for the shares in the Purchase Notice, the Corporation shall have the right, exercisable prior to the expiration of such five (5) business-day period, to rescind the exercise of the Special Purchase Right and thereby revoke its election to purchase the shares awarded to the spouse. In the event the Corporation so revokes its election, the Corporation shall bear the entire cost of the appraisal.

              4. Lapse. The Special Purchase Right shall lapse upon the earlier to occur of (i) the lapse of the First Refusal Right or (ii) the expiration of the exercise period specified in Paragraph E.3, to the extent the Special Purchase Right is not timely exercised in accordance with such paragraph.

         F.   REPURCHASE RIGHT

              1.  Grant. The Corporation is hereby granted the right (the
                  -----
"Repurchase Right"), exercisable at any time during the twelve (12) month period following the date Optionee ceases for any reason to remain in Service or (if later) during the twelve (12) month period following the execution date of this Agreement, to repurchase all or any portion of the Purchased Shares.

              2.  Exercise of the Repurchase Right. The Repurchase Right shall
                  --------------------------------
be exercisable by written notice delivered to each Owner of the Purchased Shares prior to the expiration of the twelve (12) month exercise period. The Purchase Notice shall indicate the number of shares to be purchased by the Corporation, the date such purchase is to be effected (such date to be not less than five (5) business days, nor more than fifteen (15) business days, after the date of the Purchase Notice) and the Fair Market Value to be paid for such Purchased Shares. Owner shall, prior to the close of business on the date specified for the purchase, deliver to the Corporation the certificates representing the shares to be purchased. The Corporation shall, concurrently with the receipt of the stock certificates, pay to Owner (in cash or cash equivalents) an amount equal to the Fair Market Value specified for such shares in the Purchase Notice.

         If Owner does not agree with the Fair Market Value specified for the shares in the Purchase Notice, then Owner shall promptly notify the Corporation in writing of such disagreement and the fair market value of such shares shall thereupon be determined by an appraiser of recognized standing selected by the Corporation and Owner. If they cannot agree on an appraiser within twenty (20) days after the date of the Purchase Notice, each shall select an appraiser of recognized standing, and the two (2) appraisers shall designate a third appraiser of recognized standing whose appraisal shall be determinative of such value. The cost of the appraisal shall be shared equally by the Corporation and Owner. The closing shall then be held on the fifth (5th) business day following the completion of such appraisal;

provided, however, that if the appraised value is more than twenty-five percent
--------
(25 %) greater than the Fair Market Value specified for the shares in the Purchase Notice, the Corporation shall have the right, exercisable prior to the expiration of such five (5) business-day period, to rescind the exercise of the Repurchase Right and thereby revoke its election to purchase the Purchased Shares. In the event the Corporation so revokes its election, the Corporation shall bear the entire cost of the appraisal.

              3.  Lapse.  The Repurchase Right shall lapse upon the earlier to
                  -----                                             -------
occur of (i) the lapse of the First Refusal Right or (ii) the expiration of the exercise period specified in Paragraph F.2, to the extent the Repurchase Right is not timely exercised in accordance with such paragraph.

              4.  Recapitalization. Any new, substituted or additional
                  ----------------
securities or other property (including cash paid other than as a regular cash dividend) which is by reason of any Recapitalization distributed with respect to the Purchased Shares shall be immediately subject to the Repurchase Right, but only to the extent the Purchased Shares are at the time covered by such right. Appropriate adjustments to reflect such distribution shall be made to the number and/or class of Purchased Shares subject to this Agreement and to the price per share to be paid upon the exercise of the Repurchase Right in order to reflect the effect of any such Recapitalization upon the Corporation's capital structure; provided,
                                                                --------
however, that the aggregate purchase price shall remain the same.

                  5.   Corporate Transaction.
                       ---------------------

                       (a) Immediately prior to the consummation of any Corporate Transaction, the Repurchase Right shall automatically lapse in its entirety, except to the extent the Repurchase Right is to be assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction.

                       (b) To the extent the Repurchase Right remains in effect following a Corporate Transaction, such right shall apply to the new capital stock or other property (including any cash payments) received in exchange for the Purchased Shares in consummation of the Corporate Transaction, but only to the extent the Purchased Shares are at the time covered by such right. Appropriate adjustments shall be made to the price per share payable upon exercise of the Repurchase Right to reflect the effect of the Corporate Transaction upon the Corporation's capital structure; provided, however, that
                                                      --------
the aggregate purchase price shall remain the same.

         G.       GENERAL PROVISIONS
                  ------------------

                  1.   Assignment. The Corporation may assign the First Refusal
                       ----------
Right, Repurchase Right and/or the Special Purchase Right to any person or entity selected by the Board, including (without limitation) one or more shareholders of the Corporation.

                  2.   No Employment or Service Contract. Nothing in this
                       ---------------------------------
Agreement or in the Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent, Subsidiary or Affiliate employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason, with or without cause.

                  3.   Notices. Any notice required to be given under this
                       -------
Agreement shall be in writing and shall be deemed effective upon personal delivery or upon deposit in the U. S. mail, registered or certified, postage prepaid and properly addressed to the party entitled to such notice at the address indicated below such party's signature line on this Agreement or at such other address as such party may designate by ten (10) days advance written notice under this paragraph to all other parties to this Agreement.

                  4.   No Waiver. The failure of the Corporation in any instance
                       ---------
to exercise the First Refusal Right, Repurchase Right or the Special Purchase Right shall not constitute a waiver of any other repurchase rights and/or rights of first refusal that may subsequently arise under the provisions of this Agreement or any other agreement between the Corporation and Optionee or Optionee's spouse. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

                  5.   Cancellation of Shares. If the Corporation shall make
                       ----------------------
available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Purchased Shares to be repurchased in accordance with the provisions of this Agreement, then from and after such time, the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such shares shall be deemed purchased in accordance with the applicable provisions hereof, and the Corporation shall be deemed the owner and holder of such shares, whether or not the certificates therefor have been delivered as required by this Agreement.

         H.       MISCELLANEOUS PROVISIONS
                  ------------------------

                  1.   Optionee Undertaking. Optionee hereby agrees to take
                       --------------------
whatever additional action and execute whatever additional documents the Corporation may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either Optionee or the Purchased Shares pursuant to the provisions of this Agreement.

                  2.   Agreement is Entire Contract.  This Agreement constitutes
                       ----------------------------

the entire contract between the parties hereto with regard to the subject matter hereof. This Agreement is made pursuant to the provisions of the Plan and shall in all respects be construed in conformity with the terms of the Plan.

                  3.   Governing Law.  This Agreement shall be governed by, and
                       -------------
construed in accordance with, the laws of the State of Utah without resort to that State's conflict-of-laws rules.

                  4.   Counterparts.  This Agreement may be executed in
                       ------------
counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

                  5.   Successors and Assigns. The provisions of this Agreement
                       ----------------------
shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and upon Optionee, Optionee's assigns and the legal representatives, heirs and legatees of Optionee's estate, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms hereof.

                  6.   Power of Attorney. Optionee's spouse hereby appoints
                       -----------------
Optionee his or her true and lawful attorney in fact, for him or her and in his or her name, place and stead, and for his or her use and benefit, to agree to any amendment or modification of this Agreement and to execute such further instruments and take such further actions as may reasonably be necessary to carry out the intent of this Agreement. Optionee's spouse further gives and grants unto Optionee as his or her attorney in fact full power and authority to do and perform every act necessary and proper to be done in the exercise of any of the foregoing powers as fully as he or she might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that Optionee shall lawfully do and cause to be done by virtue of this power of attorney.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

                                       ALTIRIS, INC.

                                       By:______________________________________

                                       Title:___________________________________

                                       Address:_________________________________

                                       _________________________________________


                                       OPTIONEE

                                      __________________________________________
                                      ((First)) ((Last))

                                       Address:_________________________________

                                       _________________________________________

                             SPOUSAL ACKNOWLEDGMENT

         The undersigned spouse of Optionee has read and hereby approves the foregoing Stock Purchase Agreement. In consideration of the Corporation's granting Optionee the right to acquire the Purchased Shares in accordance with the terms of such Agreement, the undersigned hereby agrees to be irrevocably bound by all the terms of such Agreement, including (without limitation) the right of the Corporation (or its assigns) to purchase any Purchased Shares and the right of the Corporation (or its assigns) to purchase any and all interest or right the undersigned may otherwise have in the Purchased Shares pursuant to community property laws or other marital property rights.

                                       _________________________________________
                                       OPTIONEE'S SPOUSE


                                       Address:_________________________________

                                       _________________________________________

                                    APPENDIX
                                    --------

         The following definitions shall be in effect under the Agreement:

         A.       Affiliate shall mean Keylabs, Inc. so long as fifty percent
                  ---------
(50%) or more of the total combined voting power of all classes of stock in such corporation is owned by NFT Ventures, Inc.

         B.       Agreement shall mean this Stock Purchase Agreement.
                  ---------

         C.       Board shall mean the Corporation's Board of Directors.
                  -----

         D.       Code shall mean the Internal Revenue Code of 1986, as amended.
                  ----

         E.       Common Stock shall mean the Corporation's common stock.
                  ------------

         F.       Corporate Transaction shall mean either of the following
                  ---------------------
shareholder-approved transactions to which the Corporation is a party:

                  (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

                  (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets, or the complete liquidation or dissolution of the Corporation.

         G.       Corporation shall mean Altiris, Inc., a Utah corporation.
                  -----------

         H.       Disposition Notice shall have the meaning assigned to such
                  ------------------
term in Paragraph D.2.

         I.       Dissolution Notice shall have the meaning assigned to such
                  ------------------
term in Paragraph E.2.

         J.       Exercise Notice shall have the meaning assigned to such term
                  ---------------
in Paragraph E.3.

         K.       Exercise Price shall have the meaning assigned to such term
                  --------------
in Paragraph A.1.

         L.       Fair Market Value of a share of Common Stock on any relevant
                  -----------------
date, prior to the initial public offering of the Common Stock, shall be determined by the Plan Administrator after taking into account such factors as it shall deem appropriate.

         M.       First Refusal Right shall mean the right granted to the
                  -------------------
Corporation in accordance with Article D.

         N.       Grant Date shall have the meaning assigned to such term
                  ----------
in Paragraph A.1.

         O.       Grant Notice shall mean the Notice of Grant of Stock Option
                  ------------
pursuant to which Optionee has been informed of the basic terms of the Option.

         P.       Market Stand-Off shall mean the market stand-off restriction
                  ----------------
specified in Paragraph C.3.

         Q.       1933 Act shall mean the Securities Act of 1933, as amended.
                  --------

         R.       Non-Statutory Option shall mean an option not intended to
                  --------------------
satisfy the requirements of Code Section 422.

         S.       Option shall have the meaning assigned to such term in
                  ------
Paragraph A.1.

         T.       Option Agreement shall mean all agreements and other documents
                  ----------------
evidencing the Option.

         U.       Optionee shall mean the person to whom the Option is granted
                  --------
under the Plan.

         V.       Owner shall mean Optionee and all subsequent holders of the
                  -----
Purchased Shares who derive their chain of ownership through a Permitted Transfer from Optionee.

         W.       Parent shall mean any corporation (other than the Corporation)
                  ------
in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         X.       Permitted Transfer shall mean (i) a gratuitous transfer of the
                  ------------------
Purchased Shares, provided and only if Optionee obtains the Corporation's prior written consent to such transfer, (ii) a transfer of title to the Purchased Shares effected pursuant to Optionee's will or the laws of intestate succession following Optionee's death or (iii) a transfer to the Corporation in pledge as security for any purchase-money indebtedness incurred by Optionee in connection with the acquisition of the Purchased Shares.

         Y.       Plan shall mean the Corporation's 1998 Stock Option Plan.
                  ----

         Z.       Plan Administrator shall mean either the Board or a committee
                  ------------------
of Board members, to the extent the committee is at the time responsible for administration of the Plan.

         AA.      Purchase Notice shall have the meaning assigned to such term
                  ---------------
in Paragraph E.3.

         BB.      Purchased Shares shall have the meaning assigned to such term
                  ----------------
in Paragraph A.1.

         CC.      Recapitalization shall mean any stock split, stock dividend,
                  ----------------
recapitalization, combination of shares, exchange of shares or other change affecting the Corporation's outstanding Common Stock as a class without the Corporation's receipt of consideration.

         DD.      Reorganization shall mean any of the following transactions:
                  --------------

                  (i) a merger or consolidation in which the Corporation is not the surviving entity,

                  (ii) a sale, transfer or other disposition of all or substantially all of the Corporation's assets,

                  (iii) a reverse merger in which the Corporation is the surviving entity but in which the Corporation's outstanding voting securities are transferred in whole or in part to a person or persons different from the persons holding those securities immediately prior to the merger, or

                  (iv) any transaction effected primarily to change the state in which the Corporation is incorporated or to create a holding company structure.

         EE.      Repurchase Right shall mean the right granted to the
                  ----------------
Corporation in accordance with Article F.

         FF.      SEC shall mean the Securities and Exchange Commission.
                  ---

         GG.      Service shall mean the provision of services to the
                  -------
         Corporation (or any Parent, Subsidiary or Affiliate) by a person in the capacity of an employee, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance, a non-employee member of the board of directors or a consultant.

         HH.      Special Purchase Right shall mean the right granted to the
                  ----------------------
Corporation in accordance with Article E.

         II.      Subsidiary shall mean any corporation (other than the
                  ----------
Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         JJ.      Target Shares shall have the meaning assigned to such term in
                  -------------
Paragraph D.2.

         KK.      Vesting Schedule shall mean the vesting schedule specified in
                  ----------------
the Grant Notice.

                                    EXHIBIT C
                                    ---------

                       INVESTMENT REPRESENTATION STATEMENT
                       -----------------------------------

                       INVESTMENT REPRESENTATION STATEMENT

OPTIONEE:         ((FIRST)) ((LAST))

COMPANY:          ALTIRIS, INC.

SECURITY:         COMMON STOCK

AMOUNT:

DATE:

In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

         (a) Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

         (b) Optionee acknowledges and understands that the Securities constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee's investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities will be imprinted with any legend required under applicable state securities laws.

         (c) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

         In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

         (d) Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

                                  Signature of Optionee:


                                  ______________________________________________

                                  Date:______________________________, _________

                                    EXHIBIT D
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                             1998 STOCK OPTION PLAN
                             ----------------------